Deferred tax	12 Months Ended
Dec. 31, 2021
Deferred Tax Assets And Liabilities [Abstract]
Deferred tax

26.Deferred tax

As a result of the acquisition of New Guards and CuriosityChina, the Group in 2019 recognized a deferred tax liability of $232.6 million on acquired intangibles. The cumulative deferred tax release is equal to $84.2 million of which $32.2 million in 2021 is the effect of the impairment of the carrying value of the intangible asset associated with the New Guards brand portfolio.

As a result of the purchase price allocation exercise arising from the acquisition of Ambush, a deferred tax liability of $1.3 million has been recognized in 2020 as a temporary difference. The cumulative deferred tax release is equal to $0.4 million, of which $0.3 million is during 2021.

As a result of the purchase price allocation exercise arising from 2021 acquisitions, a deferred tax liability of $6.5 million was recognized in 2021 as a temporary difference. The deferred tax release in 2021 is equal to $0.2 million.

Deferred tax assets of $12.0 million (2020: $5.7 million) mainly relate to inventory write off provision and differences between Italian GAAP and IFRS GAAP in New Guards that can be carried forward indefinitely. New Guards calculates the tax due for financial statements purposes according to Italian GAAP. Deferred tax assets of $1.3 million (2020: $4.1 million) are related to tax incentives credits available for Farfetch Portugal due to research and development activity and fixed assets investments, which can be carried forward for ten and eight years, respectively. The Group has estimated that deferred tax assets will be recoverable using the future taxable incomes based on the business plans of the Italian and Portuguese subsidiaries.

Deferred tax assets and liabilities consist of the following at December 31 (in thousands):

	Note	Deferred tax assets	Deferred tax liabilities
At January 1, 2020		$5,324	$219,789
Deferred tax released to profit or loss(1)	5	7,682	(39,087)
Foreign exchange		614	(4)
Reclassifications to balance sheet		(64)	-
Deferred tax recognized on acquisitions to balance sheet	5	-	1,765
At December 31, 2020		$13,556	$182,463
Deferred tax released to profit or loss		393	(33,275)
Foreign exchange		(913)	(296)
Reclassifications to balance sheet		298	672
Deferred tax recognized on acquisitions to balance sheet	5	-	6,461
At December 31, 2021		$13,334	$156,025

Deferred tax, net liability at December 31, 2021			$142,691
(1)	Previously reported comparatives for the years ended December 31, 2020 and 2019 have been re-presented for comparability with condensed disclosure for the year ended December 31, 2021

Unrecognized deferred tax assets

Unutilized trading tax losses

The Group has accumulated unutilized tax losses carried forward as at December 31, 2021 of $1,487.7 million (2020: $953.1 million). Deferred tax assets are recognized to the extent that it is probable that there are sufficient suitable deferred tax liabilities or future taxable profits that will be available against which deductible temporary differences can be utilized. Subject to specific legislation regarding changes in ownership and the nature of trade, trading losses are available to be either carried forward indefinitely or for a significant time period.

	Local currency	2020	2020	2021	2021
		Local ’000	$’000	Local ’000	$’000
UK trading losses	GBP	709,446	739,879	882,753	1,191,629
US Net Operating Losses (“NOL”)	USD	195,565	195,565	276,649	276,649
Brazil trading losses	BRL	72,760	14,107	74,570	13,377
Japan trading losses	JPY	301,340	2,902	525,141	4,560
Hong Kong trading losses	HKD	5,149	664	11,795	1,512
			953,117		1,487,727

UK trading losses are available to be carried forward indefinitely. Legislation has been introduced with effect from April 1, 2017, whereby losses arising after April 1, 2017 can be set against total profits of the Company. The amount of total profits that can be offset by brought forward losses is restricted to the first £5.0 million of profits, and an additional 50% of profits that exceed £5.0 million.

US NOL as at December 31, 2021 of $(276.6) million (2020: $(195.6) million) are available to be carried forward for a period of twenty years. The carry forward NOLs start to expire in different years, the first of which is December 31, 2030. NOLs generated after January 1, 2018 have an indefinite carry forward period but are subject to an 80% limitation per year. The Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) (i) removes the 80% limitation on the use of NOLs enacted by the Tax Cuts and Jobs Act of 2017 (the “TCJA”) with respect to NOLs carried to any taxable year beginning before January 1, 2021, and thus, NOLs (whether carried forward or carried back) can generally be used to offset fully taxable income in these taxable years; and (ii) provides for a carryback of any NOL arising in a taxable year beginning after December 31, 2017 and before January 1, 2021, to each of the five taxable years preceding the taxable year in which the NOL arose.

Brazilian and Hong Kong trading losses as at December 31, 2021 are available to be carried forward indefinitely but utilization of losses in respect of Brazil are restricted to 30% against taxable income in future taxable periods.

Japanese NOL carry forward incurred before April 1, 2018 can be carried forward for nine years, incurred during fiscal years starting on or after April 1, 2018 can be carried forward for ten years and utilization of losses are restricted to 50% against taxable income in future taxable periods.

Unutilized future tax deductions on employee share option gains

The Group has an unrecognized gross deferred tax asset of approximately $872.8 million (2020: $1,638.8 million) in respect of a future tax deduction on share options that are unexercised as at December 31, 2021 that, when exercised, will result in a gain and a potential deduction for corporation tax purposes. A net deferred tax asset of approximately $214.7 million (2020: $319.1 million) will be recognized to the extent that there are sufficient suitable deferred tax liabilities available.

Unutilized future tax deductions on Goodwill

The Group has an unrecognized deferred tax asset of approximately $5.3 million (2020: $5.3 million) in respect of goodwill recognized on the acquisition of Stadium Goods. The unrecognized deferred tax asset results from the future tax deductions available in relation to this item of goodwill exceeding its statements of financial position value. A net deferred tax asset is only recognized where it can be shown that it is probable that future taxable profits will be available against which the Group can utilize the asset.